                                                                  EXHIBIT (a)(3)
                         NOTICE OF GUARANTEED DELIVERY
                      FOR TENDER OF SHARES OF COMMON STOCK
                                       OF

                            PLY GEM INDUSTRIES, INC.
                                       TO

                                 NTK SUB, INC.
                           A WHOLLY OWNED SUBSIDIARY
                                       OF

                                  NORTEK, INC.

     As set forth in Section 3 of the Offer to Purchase (as defined below), this form, or a form substantially equivalent to this form, must be used to accept the Offer (as defined below) if the certificates representing shares of common stock, par value $0.25 per share (collectively, the "Shares"), of Ply Gem Industries, Inc. are not immediately available or time will not permit all required documents to reach the Depositary prior to the Expiration Date (as defined in the Offer to Purchase) or the procedures for book-entry transfer cannot be completed on a timely basis. Such form may be delivered by hand or transmitted by facsimile transmission or mail to the Depositary and must include a guarantee by an Eligible Institution (as defined in Section 3 of the Offer to Purchase). See Section 3 of the Offer to Purchase.

                        The Depositary for the Offer is:

                        HARRIS TRUST COMPANY OF NEW YORK

             By Hand:                   By Overnight Courier:                    By Mail:
          Receive Window                   77 Water Street                 Wall Street Station
         77 Water Street                      4th Floor                       P.O. Box 1023
        New York, NY 10005                New York, NY 10005             New York, NY 10268-1023

                               Other Information

                   By Facsimile:                                   Telephone Numbers:
                  (212) 701-7636                                  For information call
                  (212) 701-7640                                     (212) 701-7663
               Confirm by telephone
                  (212) 701-7663

                            ------------------------

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS LISTED ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tenders to NTK Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Nortek, Inc., a Delaware corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase dated July 29, 1997 (the "Offer to Purchase") and the related Letter of Transmittal (which, as amended or supplemented from time to time, together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares indicated below pursuant to the guaranteed delivery procedure set forth in
Section 3 of the Offer to Purchase.

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   Number of Shares:
                    ----------------------------------------
   Share Certificate Numbers (if available):
   ---------------------------------------------------------







   ---------------------------------------------------------

   If Shares will be delivered by book-entry transfer, check one box:

   [ ] The Depository Trust Company

   [ ] Philadelphia Depository Trust Company

   Account Number:
                  ------------------------------------------

   Dated:                                             , 1997
         ---------------------------------------------

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   Name(s) of Record Holder(s):

          --------------------------------------------------

          --------------------------------------------------
                              Please Type or Print

   Address(es):
               ---------------------------------------------

          --------------------------------------------------
                                    Zip Code

   Area Code and Telephone Number:

          --------------------------------------------------

          --------------------------------------------------

          --------------------------------------------------

          --------------------------------------------------
                                  Signature(s)

   Dated:                                           , 1997
         -------------------------------------------
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                                   GUARANTEE
                    (Not to be used for signature guarantee)

     The undersigned, a participant in the Security Transfer Agents Medallion Program or any other "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an "Eligible Institution"), hereby guarantees that either the certificates representing the Shares tendered hereby in proper form for transfer, or timely confirmation of a book-entry transfer of such Shares into the Depositary's account at The Depository Trust Company or the Philadelphia Depository Trust Company (pursuant to procedures set forth in Section 3 of the Offer to Purchase), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message (as defined in the Offer to Purchase)) and any other documents required by the Letter of Transmittal, will be received by the Depositary at one of its addresses set forth above within three (3) New York Stock Exchange trading days after the date of execution hereof.

     The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Transmittal, certificates for Shares and any other required documents to the Depositary within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.

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Name of Firm:
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Address:
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                                    ZIP CODE

Area Code and
Telephone Number:
                 ------------------------------------------------------------

AUTHORIZED SIGNATURE

Name:
     ------------------------------------------------------------------------
                              PLEASE TYPE OR PRINT

Title:
      -----------------------------------------------------------------------
Dated:                                                                 , 1997
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NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE OF GUARANTEED
      DELIVERY. CERTIFICATES FOR SHARES ARE TO BE DELIVERED WITH THE LETTER OF TRANSMITTAL.